UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):     SEPTEMBER 19, 2005
                                                      --------------------------

                            A-FEM MEDICAL CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       000-17119                                         33-0202574
--------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

      321 NORRISTOWN ROAD, STE. 230
                AMBLER, PA                                         19002
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (215) 540-4310
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 19, 2005, the Board of Directors of A-Fem Medical Corporation unanimously appointed Mr. Sasha Afanassiev to the position of Chief Financial Officer and Vice President of Finance, effective September 19, 2005. Mr. Afanassiev received his B.S. in Accounting from Temple University and is a Certified Public Accountant. He has over 10 years of experience in management and tax accounting with various clients and currently heads his own accounting firm.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

          (A)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not applicable.

          (B)    PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

          (C)    EXHIBITS.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         A-FEM MEDICAL CORPORATION


Date:  September 19, 2005                By:/s/ Walter Witoshkin
                                            ------------------------------------
                                            Walter Witoshkin
                                            President & Chief Executive Officer